UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 24, 2011

OKLAHOMA GAS AND ELECTRIC COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

1-1097	73-0382390
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 24, 2011, Oklahoma Gas and Electric Company, an Oklahoma corporation (the “Company”), entered into an Underwriting Agreement and the Company has filed with the Securities and Exchange Commission a prospectus supplement relating to $250,000,000 in aggregate principal amount of its 5.25% Senior Notes, Series due May 15, 2041 (the “Senior Notes”). The offering of the Senior Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration on Form S-3ASR (File No. 333-166572-01).

Attached as Exhibit 4.01 is the Supplemental Indenture No. 12 dated as of May 15, 2011 between the Company and UMB Bank, N.A., as trustee, creating the Senior Notes.

Attached as Exhibit 5.01 is an Opinion of Counsel as to the legality of the Senior Notes.

Attached as Exhibit 12.01 is the calculation of ratio of earnings to fixed charges.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

4.01	Supplemental Indenture No. 12 dated as of May 15, 2011 between Oklahoma and Electric Company and UMB Bank, N.A., as trustee, creating the Senior Notes.

5.01	Opinion of Counsel as to the legality of the Senior Notes.

12.01	Calculation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

	By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

May 27, 2011